Thelen Reid & Priest LLP                                          EXECUTION COPY
                                                                January 14, 2004


                          REGISTRATION RIGHTS AGREEMENT

     AGREEMENT, dated as of this 14 day of January, 2004, among DISTINCTIVE DEVICES INC., a Delaware corporation (the "Company"), and those holders of the common stock of the Company listed on Schedule A attached hereto (individually, a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, the Company acquired the outstanding capital stock of galaxis technology ag from Media Hill Communication Beratungs-und Vertriebs GmbH (the "Seller"), pursuant to a Share Purchase Agreement, dated the date hereof, in exchange, in part, for shares of the Company's Common Stock;

     WHEREAS, the Stockholders are shareholders of the Seller and upon distribution from the Seller they received shares of the Company's Common Stock listed on Schedule A; and

     WHEREAS, the Company and the Stockholders agree that this Agreement shall govern the rights of the Stockholders to cause the Company to register the shares of the Company's Common Stock they received from the Seller.

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Common Stock, $.001 par value, of the Company, or any other class into which such Common Stock may be changed.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization, and a government or any department, agency, or political subdivision thereof.

     "Prospectus" means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by the Registration Statement, and all other amendments or supplements to the prospectus, including post-effective amendments.

     "Registrable Shares" means (i) shares of Common Stock held by each Stockholder, as set forth on Schedule A attached hereto, and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act.


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     "Registration Expenses" means the expenses described in Section 5 hereof.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock of the Company (other than a registration statement for an employee benefit plan on Form S-8 or on any other form or in connection with a merger exchange or other extraordinary transaction on Form S-4 or any other form).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Selling Stockholder" means a Stockholder who has Registrable Shares included in a Registration Statement by reason of this Agreement or any permitted transferee of a Stockholder.

     2.   Demand Registration.

          2.1 Demand. A Stockholder or Stockholders may request the Company in writing to effect the registration of their Registrable Shares under the Securities Act. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right (the "Demand Registration Right"), by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that the registration cover at least fifty-one percent (51%) of the aggregate number of shares of Common Stock initially received by the Stockholders from the Seller (subject to any adjustments by reason of stock splits, stock dividends, reclassification, recapitalization or similar events.) Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration all Registrable Shares which the Company has been requested to register in accordance with Section 4.

          2.2 Demand Period Notice. A notice requesting registration pursuant to
Section 2.1 above may be given by the Stockholders at any time subsequent to January 31, 2005 and prior to the second anniversary of the date thereof. Such notice will describe the proposed plan of sale or distribution, including the underwriters or brokers to be used (if any); provided, however, that if the registration is to be underwritten, the Company will have the right to approve the managing underwriter designated by the Stockholder or Stockholders requesting such registration, which approval will not be unreasonably withheld.

          2.3 Filing Obligation. The Company will not be required to file more than one (1) Registration Statement pursuant to this Section 2 that is declared effective by the Commission. In addition, the Company will not be required to file any Registration Statement hereunder within six (6) months after the effective date of any other Registration Statement for the offer and sale of equity securities by the Company. The Company will use its best efforts to maintain the effectiveness of a Registration Statement filed under this Section 2 for a period of not less than ninety (90) days from the effective date thereof.


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          2.4 Delay. If at the time of any request to register Registrable
Shares pursuant to this Section 2 or a Registration Statement has been filed but has not yet been declared effective, the Company is engaged or has fixed plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the filing or the maintenance of a Registration Statement otherwise required to be filed or maintained pursuant to this Section 2, or that the Company is in the possession of material nonpublic information required to be disclosed in the Registration Statement, the disclosure of which in such Registration Statement would be materially disadvantageous to the Company (a "Disadvantageous Condition"), then the Company may at its option direct that such request be delayed or, if such Registration Statement has already been filed, may request the Registration Statement be withdrawn, for the shortest period of time but not in excess of six (6) months from the date of determination, and shall promptly give the Selling Stockholders notice of such determination, containing a general statement of the reasons for such delay and an approximation of the anticipated delay. If the Company shall so delay the filing or effect the withdrawal of the Registration Statement, the Selling Stockholders shall have the right to withdraw the request for registration by giving notice to the Company within thirty (30) days after receipt of the notice of delay.

     3.   Piggy-Back Registration.

          3.1 Notice. Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2 hereof) covering shares of Common Stock at any time and from time to time commencing on October 1, 2004 and terminating on the second anniversary of the date of this Agreement, it will, prior to such filing, give written notice to the Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Stockholders (the "Piggy-Back Registration Right"); provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Stockholders; and provided further, however, that the Company shall not be required to include in a Registration Statement covering the offer and sale by the Company of Common Stock in compliance with its obligations under Section 1.3(b) of the Share Purchase Agreement. A Stockholder shall have the right to have his Registrable Shares included in two (2) Registration Statements that are declared effective by the Commission.

          3.2 Expiration. After the expiration of two (2) years from the date of this Agreement, the Company shall have no obligation under this Section 3 to effect any registration of the Registrable Shares of any Stockholder or to give notice to any Stockholder of any registration by the Company.

          3.3 Underwritten Offering. In connection with any offering under this
Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Selling Stockholders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as


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will not, in the judgment of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Selling Stockholders have requested to be included would materially and adversely affect such public offering, then (i) the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of Registrable Shares that may be included in such registration shall be allocated among all Selling Stockholders requesting to participate in such registration in proportion (as nearly as practicable) to the amount of Registrable Shares owned by each Selling Stockholder, or (ii) the Company may require the Selling Stockholders to delay any offering of the Registrable Shares for a period of up to ninety (90) days.

     4.   Registration Procedures.

          4.1 Filing. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

               (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

               (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration as may be necessary to keep the Registration Statement effective for a period of not less than ninety (90) days from the effective date thereof;

               (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Stockholders;

               (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under applicable state securities or Blue Sky laws to the extent necessary to permit the sale or other disposition of such Registrable Shares to the public in such states as the Selling Stockholders may reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

               (v) cause all Registrable Shares relating to such Registration Statement to be listed on any natural securities exchange or automated quotation system or to be quoted on the over-the-counter bulletin board where the Common Stock is then listed or quoted; and


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               (vi) notify each Selling Stockholder of Registrable Shares covered by such Registration Statement, at any time when a Prospectus relating thereto covered by such Registration Statement is required to be delivered under the Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein when necessary to make the statements therein contained not misleading in the light of the circumstances then existing.

          4.2 Updating. If the Company has delivered preliminary or final Prospectuses to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

     5. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Selling Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the requesting Selling Stockholders elect not to have such registration counted as a registration requested under Section 2 hereof, then the requesting Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special accounting services incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of each Selling Stockholders' own counsel.

     6.   Indemnification.

          6.1 By the Company. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, the Company will indemnify and hold harmless each Selling Stockholder who participates in such Registration Statement, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final


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Prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company nor shall the Company be liable for any loss, claim, damage, liability or action to the extent that
(i) it arises out of or is based upon a violation which occurs in reliance upon any conformity with written information furnished expressly for use in connection with such registration by any such Selling Stockholder, underwriter, or controlling person, or (ii) it arises out of or is based upon any material misstatement or material omission in any such registration statement, preliminary Prospectus or final Prospectus if (X) such misstatement or omission is corrected by the Company in an amendment or supplement thereto provided to the Selling Stockholders by the Company in sufficient time prior to the sale of such securities to permit the dissemination thereof to the purchases of securities and (Y) such amendment or supplement (containing such correction) shall not have been given or sent by the Selling Stockholders to the purchaser of the securities.

          6.2 By the Selling Stockholders. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder participating in such registration, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and each such Selling Stockholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter and Person in connection with, investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Stockholder nor shall such Selling Stockholder be liable for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon information not furnished expressly for use in connection with such registration by such Selling Stockholder.


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          6.3 Procedure. Promptly after receipt by the party entitled to indemnification under this Section 6 (the "Indemnified Party") of notice of the commencement of any action (including any governmental action), such Indemnified Party will, if a claim in respect thereof is to be made against any party required to provide indemnification under this Section 6 (the "Indemnifying Party"), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel (limited to one counsel for all Indemnified Parties), with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, but the omission so to deliver written notice to the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Party otherwise under this Section 6.

     7. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 or 3 hereof, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8. Information by the Stockholder. If Registrable Shares are included in any Registration Statement pursuant to this Agreement, each Selling Stockholder shall furnish to the Company such information regarding the Selling Stockholder and the distribution proposed by the Selling Stockholder and such other information as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   Transfers of Certain Rights.

          9.1 Permitted Transfers The rights granted to each Stockholder pursuant to the terms of this Agreement may be transferred by such Stockholder to another Stockholder, to any affiliate of such Stockholder; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          9.2 Transferees. Any transferee (other than a Stockholder) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Stockholders to the same extent as if such transferee were a Stockholder hereunder.


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          9.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 9 may not again transfer such rights to any other person or entity other than as provided in Section 9.1 or 9.2 above.

     10. No Assignment. Except as provided in Section 9 hereof, the registration rights granted pursuant to this Agreement may not be transferred or assigned by any Selling Stockholder except to Lloyds TSB Bank plc with respect to any registerable shares as to which Lloyds Bank has the right to sell or to acquire under a pledge agreement with either galaxis technology AG or Media Hill Communication Beratungs- und Vertriebs GmbH. This Agreement is intended for the benefit of the parties hereto and their permitted transferees pursuant to Section 9, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     11. Entire Agreement; Amendments. This Agreement embodies the entire agreement and understanding between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof. The provisions of this Agreement may be modified or amended at any time and from time to time only by an agreement or consent in writing executed by the Company and the holders of a majority of the Registrable Shares then outstanding; provided, however, that the rights granted under this Agreement may be amended only in a manner which affects all Registrable Shares in the same fashion.

     12. Notices. All notices, requests, consents and other communications required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery, recognized overnight courier or by certified or registered mail, return receipt requested. Notices shall be deemed given when delivered personally or by courier or three (3) days after being so mailed, as the case may be, to the address set forth herein, or to such other address as any party hereto may duly give to the other parties. Notice to the Stockholders shall be to the addresses set forth opposite each Stockholder's name on Schedule A attached hereto, and notice to the Company shall be to:

          Distinctive Devices Inc.
          One Bridge Plaza
          Suite 100
          Fort Lee, New Jersey 07024
          USA
          Attn:  Sanjay Mody, President & Chief Executive Officer

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. Each party herein irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, State of Delaware, (the "Delaware Courts"), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such


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party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     14. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part hereof.

     15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DISTINCTIVE DEVICES, INC.



By:      /s/ Sanjay Mody
         -----------------------------------
Name:    Sanjay Mody
Title:   President & Chief Executive Officer



STOCKHOLDERS LISTED ON SCHEDULE A
ATTACHED HERETO:



By:      /s/ Hans Jurgen Klimek
         -----------------------------------
Name:
Title:



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                                   SCHEDULE A
                                   ----------

Name and Address                                                Number of Shares
----------------                                                ----------------

MEDIA HILL COMMUNICATION BERATUNGS-UND                          6,400,000
VERTRIEBS GMBH


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